SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005


                           J. C. PENNEY COMPANY, INC. (Exact name of registrant
             as specified in its charter)


    Delaware                           1-15274                     26-0037077
(State or other jurisdiction   (Commission File No.)           (I.R.S. Employer
of incorporation )                                           Identification No.)

6501 Legacy Drive
Plano, Texas                                               75024-3698
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On February 16, 2005, J. C. Penney Company, Inc. ("Company") entered into an agreement ("Agreement") with Ken C. Hicks, President and Chief Merchandising Officer. Pursuant to the Agreement, Mr. Hicks will receive, effective as of January 1, 2005, an annual base salary of $765,000, which amount will be reviewed annually beginning in March 2006. He will be eligible for annual profit incentive compensation under the J. C. Penney Corporation, Inc. Management Incentive Compensation Program, with a target amount of 50% of base salary and a maximum amount of 100% of base salary. On February 16, 2005, Mr. Hicks received a stock option grant for 8,499 shares of Company Common Stock, 50(cent) par value ("Common Stock"), with an exercise price of $44.31, the market value on that date, which option will vest over a three year period on the anniversaries of the grant date. On January 3, 2005, Mr. Hicks received a restricted stock award of 13,813 shares of Common Stock effective January 3, 2005. This award will vest on January 3, 2008. Mr. Hicks was also granted a stock option for 50,000 shares of Common Stock on January 3, 2005, with an exercise price of $41.87, the market value on that date, which option will vest (become exercisable) pro rata over a three-year period and become 100% vested on January 1, 2008. The Agreement also provided that the prior Employment Agreement ("Prior Agreement") between J. C. Penney Corporation, Inc., the wholly-owned operating subsidiary of the Company, and Mr. Hicks dated July 15, 2002, was terminated as of February 16, 2005.


Item 1.02         Termination of a Material Definitive Agreement.

The Agreement entered into on February 16, 2005, between the J. C. Penney Company, Inc. and Mr. Hicks, referenced in Item 1.01 above, supercedes the Prior Agreement, which was terminated on February 16, 2005. The Prior Agreement, which by its terms would have expired in July 2005, sets forth Mr. Hicks' initial employment terms when he was initially hired. There were no penalties for early termination.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

On February 16, 2005, the Board of Directors amended Article XIII of the Company's Bylaws to change the Company's fiscal year end to align with the fiscal calendars of the majority of national retailers. Effective January 29, 2005, the end of fiscal year 2004, the Company's fiscal year will end on the close of business on the Saturday closest to January 31 of each year. In the past, the Company's fiscal calendar ended on the last Saturday in January. (See News Release dated February 16, 2005, attached as Exhibit 99.1 and new Bylaw Article XIII, attached as Exhibit 3(ii).1.)

Also effective on February 16, 2005, the Board made a technical amendment to
Article V, Section 1 of the Company's Bylaws relating to the Company's "principal officers" by deleting the reference to the Company's "executive or senior management committee" and replacing it with "members of the Company's Corporate Staff." (See copy of the new Bylaw Article V, Section 1, attached as
Exhibit 3(ii).2.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      J. C. PENNEY COMPANY, INC.


                                           /s/ Joanne L. Bober
                                      By: ------------------------
                                          Joanne L. Bober
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  February 22, 2005



                                  EXHIBIT INDEX

     3(ii).1 J. C. Penney Company, Inc. Bylaw, Article XIII

     3(ii).2 J. C. Penney Company, Inc. Bylaw, Article V, Section 1

     99.1 News Release dated February 16, 2005

                                                                 Exhibit 3(ii).1


RESOLVED that, effective as of January 29, 2005, Article XIII of the Company's Bylaws be, and it hereby is, deleted in its entirety, and the following substituted therefore:

                                  Article XIII

                                   FISCAL YEAR

          The fiscal year of the Company shall end at the close of business on the Saturday closest to January 31 and shall, in each case, begin at the opening of business on the day next succeeding the last day of the preceding fiscal year.

                                                                 Exhibit 3(ii).2



                                     Item 4

          RESOLVED that Article V, Section 1 of the Company's  Bylaws be, and it
     hereby  is,  deleted  in  its  entirety,   and  the  following  substituted
     therefore:

                                    Article V

                                    OFFICERS

     SECTION 1. Principal Officers. The principal officers of the Company may be a Chairman of the Board and one or more Vice Chairmen of the Board, each of whom shall be members of the Board of Directors, and members of the Company's Corporate Staff, or successor committee then in place (the number and titles thereof to be determined by the Board of Directors). In addition, there may be such other officers, agents, and employees of the Company as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

                                                                    Exhibit 99.1


                    JCPENNEY ANNOUNCES CHANGE IN FISCAL YEAR

PLANO, Texas, February 16, 2005 - The Board of Directors of J. C. Penney Company, Inc. (NYSE: JCP) has approved a change in the Company's fiscal year end to align with the fiscal calendars of the majority of national retailers. Effective January 29, 2005, the end of fiscal year 2004, the Company's fiscal year will end on the Saturday closest to January 31st. In the past, the Company's fiscal calendar ended on the last Saturday in January. There is no impact to 2004 or 2005; however, fiscal 2006 will end on February 3, 2007 and will contain 53 weeks.


For further information, contact:

Investor Relations
---------------------
Bob Johnson; (972) 431-2217; rvjohnso@jcpenney.com
Ed Merritt; (972) 431-8167; emerritt@jcpenney.com

Public Relations
-----------------------
Quinton Crenshaw; (972) 431-5581; qcrensha@jcpenney.com
Tim Lyons; (972) 431-4834; tmlyons@jcpenney.com



About JCPenney
---------------

J. C. Penney Corporation, Inc., the wholly-owned operating subsidiary of J. C. Penney Company, Inc., is one of America's largest department store, catalog, and e-commerce retailers, employing approximately 150,000 associates. As of January 29, 2005, J. C. Penney Corporation, Inc. operated 1,017 JCPenney department stores throughout the United States and Puerto Rico, and 62 Renner department stores in Brazil. JCPenney Catalog, including e-commerce, is the nation's largest catalog merchant of general merchandise, and JCPenney.com is one of the largest apparel and home furnishings sites on the Internet. J. C. Penney Corporation, Inc. is a contributor to JCPenney Afterschool Fund, a charitable organization committed to providing children with high quality after school programs to help them reach their full potential.

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which reflect the Company's current views of future events and financial performance, involve known and unknown risks and uncertainties that may cause the Company's actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, competition, consumer demand, seasonality, economic conditions, changes in management, and government activity. Please refer to the Company's most recent Form 10-K and subsequent filings for a further discussion of risks and uncertainties. Investors should take such risks into account when making investment decisions. We do not undertake to update these forward-looking statements as of any future date.


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